UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 28, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into or Amendment of a Material Definitive Agreement.
     On August 3, 2000 Business Objects Americas (“Tenant”), an indirect, wholly owned subsidiary of Business Objects S.A. (the “Company”), and 475 Java Drive Associates, L.P. (“Landlord”) entered into the Lease Agreement (the “Lease”) for the premises at each of 3000 Orchard Parkway, San Jose, CA 95134 (“Building One”) and 3030 Orchard Parkway, San Jose, CA 95134 (“Building Two”). On February 1, 2006, Tenant and Landlord entered into the Amendment to the Lease (the “Amended Lease”). The Amended Lease, among other things, (i) extends the Lease maturity date for Building One by 5 years to April 30, 2016 (the “Extended Term”); (ii) initiates a then current fair market monthly base rent for Building One commencing on May 1, 2011 through to the Extended Term; (iii) provides Tenant with the right to extend the Lease for Building One for two (2) additional five (5) year terms; (iv) provides Tenant with the right to extend the Lease for Building Two for three (3) additional five (5) year terms; (v) provides Landlord with the right to terminate the Lease for Building One if Tenant does not exercise either its second or third Lease extension options for Building Two; (vi) reduces Tenant’s security deposit by 50%, or $3,477,000, effective immediately and provides for further annual reductions upon attainment of agreed upon financial benchmarks; and (vii) extends the Company’s original guaranty on behalf of Tenant for an additional five (5) years commensurate with the Extended Term (the “Amended Guaranty”).
     In accordance with French law, the Amended Guaranty was authorized by the Company’s board of directors at its meeting on March 15, 2006. The Company signed the Amended Guaranty on March 17, 2006.
     Effectiveness of the Amended Lease and Amended Guaranty was conditional upon approval by Landlord’s lender. The Amended Lease and Amended Guaranty became effective on March 28, 2006 upon approval by Landlord’s lender.
     The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Lease attached hereto as Exhibit 10.22.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.22.1	Amendment to Lease Agreement dated February 1, 2006 by and between 475 Java Drive Associates, L.P. and Business Objects Americas, effective as of March 28, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 31, 2006

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.22.1	Amendment to Lease Agreement dated February 1, 2006 by and between 475 Java Drive Associates, L.P. and Business Objects Americas, effective as of March 28, 2006.